                                                                    EXHIBIT 99.1

                              CONSECO FINANCE CORP.

                   CERTIFICATE REGARDING REPURCHASED CONTRACTS


The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust National Association, as Trustee of Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The contracts on the attached schedule are to be repurchased by the Company on the date hereof pursuant to Sections 3.05 of the Agreement.

2. Upon deposit of the Repurchase Price for such Contracts, such Contracts may, pursuant to Section 8.06 of the Agreement, be assigned by the Trustee to the Company.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 2000.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                              CONSECO FINANCE CORP.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned certifies that she is Senior Vice President and Treasurer of Conseco Finance Corp., a Minnesota corporation (the "Company"), and that as such he is duly authorized to execute and deliver this certificate on behalf of the Company pursuant to Section 6.02 of the Pooling and Servicing Agreement (the "Agreement") dated as of June 1, 2000 between the Company and U S Bank Trust (N.A), as Trustee of Home Equity Loan Trust 2000-D (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further certifies that:

1. The Monthly Report for the period from July 1, 2000 to July 31, 2000 attached to this certificate is complete and accurate in accordance with the requirements of Sections 6.01 and 6.02 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.

IN WITNESS WHEREOF, I have affixed hereunto my signature this 10th day of August, 2000.

                                        CONSECO FINANCE CORP.




                                        BY: /s/ Phyllis A. Knight
                                            -----------------------------
                                            Phyllis A. Knight
                                            Senior Vice President and
                                            Treasurer

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000

                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

    1.   Amount Available (including Monthly Servicing Fee and including                                       $17,198,193.04
                                                                                                               --------------
         Prepayment Charges ($__________))

    2.   Formula Principal Distribution Amount:

         (a)  Scheduled Principal                                                      $   697,023.34
                                                                                       --------------
         (b)  Principal Prepayments                                                      6,604,498.14
                                                                                       --------------
         (c)  Liquidated Loans                                                             280,799.50
                                                                                       --------------
         (d)  Repurchases                                                                        0.00
                                                                                       --------------
         (e)  Previously undistributed (a)-(d) amounts                                           0.00
                                                                                       --------------
         (e)  Pre-Funded, if any (Post-Funding)                                                  0.00
                                                                                       --------------
         (f)  Overcollateralization Distribution                                         2,367,171.31
                                                                                       --------------

                                                 Total Principal                                               $ 9,949,492.29
                                                                                                               --------------


    3.   Monthly Servicing Fee (if Originator or subsidiary is not Servicer)                                   $         0.00
                                                                                                               --------------

    4.   Insured Payment.                                                                                      $         0.00
                                                                                                               --------------

    5.   Premium Amount .25%.                                                                                  $   191,962.01
                                                                                                               --------------

    6.   Backup Servicer Fees and Servicer Reimbursement.                                                      $         0.00
                                                                                                               --------------


Class A Certificates
--------------------

         Interest

    7.   Aggregate Current Interest

         (a)   Class AB-1 Pass-through Rate                                                     7.52%
                                                                                                -----
         (b)   Class AB-1 Interest                                                                             $ 2,145,817.36
                                                                                                               --------------
         (c)   Class AB-2 Pass-through Rate                                                     7.67%
                                                                                                -----
         (d)   Class AB-2 Interest                                                                             $   472,983.33
                                                                                                               --------------
         (e)   Class AB-3 Pass-through Rate                                                     7.89%
                                                                                                -----
         (f)   Class AB-3 Interest                                                                             $ 1,485,950.00
                                                                                                               --------------
         (g)   Class AB-4 Pass-through Rate                                                     8.17%
                                                                                                -----
         (h)   Class AB-4 Interest                                                                             $   959,975.00
                                                                                                               --------------
         (I)   Class AB-5 Pass-through Rate                                                     8.41%
                                                                                                -----
         (j)   Class AB-5 Interest                                                                             $   967,150.00
                                                                                                               --------------

    8.   Amount applied to Unpaid Class A Interest Shortfall                                                   $         0.00
                                                                                                               --------------

    9.   Remaining Unpaid Class A Interest Shortfall                                                           $         0.00
                                                                                                               --------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 2
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class BB-1 Certificates
-----------------------

   10.   Amount Available less all preceding distributions and Insured Payment.                                $ 10,974,355.34
                                                                                                               ---------------

         Interest on Class BB-1 Adjusted Principal Balance

   11.   Class BB-1 Adjusted Principal Balance                                                                 $          0.00
                                                                                                               ---------------

         Current Interest

         (a)  Class BB-1 Pass-through Rate or Wtd. Ave., if Less.                              11.26%
                                                                                               ------
         (b)  Class BB-1 Interest                                                                              $     56,300.00
                                                                                                               ---------------

   12.   Amount applied to Unpaid Class BB-1 Interest Shortfall                                                $          0.00
                                                                                                               ---------------

   13.   Remaining Unpaid Class MF-1 Interest Shortfall                                                        $          0.00
                                                                                                               ---------------

Class BB-2 Certificates
-----------------------

   14.   Amount Available less all preceding distributions and insured payments.                               $ 10,918,055.34
                                                                                                               ---------------


         Interest on Class BB-2 Adjusted Principal Balance

   15.   Class BB-2 Adjusted Principal Balance                                                                 $          0.00
                                                                                                               ---------------

         Current Interest

         (a)  Class BB-2 Pass-through Rate or Wtd. Ave., if Less.                              11.30%
                                                                                               ------
         (b)  Class BB-2 Interest                                                                              $    555,583.33
                                                                                                               ---------------

   16.   Amount applied to Unpaid Class BB-2 Interest Shortfall                                                $          0.00
                                                                                                               ---------------

   17.   Remaining Unpaid Class BB-2 Interest Shortfall                                                        $          0.00
                                                                                                               ---------------

   18.   Senior Enhancement Percentage
         A fraction, expressed as a percentage:                                                                    7.33053180%
                                                                                                               ---------------

         (a)  the numerator of which is the excess of (A) the Pool
              Scheduled Principal Balance over (B) the Class A
              Principal Balance                                                                                $ 72,100,839.14
                                                                                                               ---------------
         (b)  the denominator of which is the Pool Scheduled Principal Balance                                 $983,569,011.07
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 3
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

   19.   Trigger Event

         (a)  Average Ninety-Day Delinquency Ratio Test (to be satisfied, line
              (ii) may not exceed line (iii)).

                (i) Ninety-Day Delinquency Ratio for current Payment Date.                                               0.00%
                                                                                                               ---------------

               (ii) Arithmetic Average Ninety-Day Delinquency Ratios
                    for current and two preceding months.                                                                0.00%
                                                                                                               ---------------

              (iii) 48.5% of the Senior Enhancement Percentage.                                                          0.00%
                                                                                                               ---------------


         (b) Cumulative Realized Losses Test (to be satisfied, line (ii) may not exceed 3.65% from July, 2003 through June, 2004 Payment
              Dates, 4.75% from July, 2004 through June, 2005 Payment Dates,
              5.50% from July, 2005 through June, 2007 Payment Dates, 6.00% thereafter).

                (i) Cumulative Realized Losses for current Payment Date.                                       $          0.00
                                                                                                               ---------------

               (ii) Cumulative Realized Losses as a percentage of Cut-off
                    Date Pool Principal Balance.                                                                         0.00%
                                                                                                               ---------------


         (c) Rolling Loss Test (to be satisfied, line (iii) must be less than 2.50% for July, 2003 through June, 2004 Payment Dates, 3.00% for
              July, 2004 through June, 2006 Payment Dates, 2.00% for July, 2006 through June, 2007 Payment Dates, 1.00%, thereafter).

                (i) Realized Losses for current Payment Date.                                                  $          0.00
                                                                                                               ---------------

               (ii) Realized Losses for current and preceding
                    11 Payment Dates.                                                                                    0.00%
                                                                                                               ---------------

              (iii) Line (ii) as a percentage of Pool Scheduled
                    Principal Balance on earliest of 12 Payment Dates
                    referred to on line (ii).                                                                            0.00%
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 4
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

   20.   Over-Collateralization Trigger Event Exists if:

         (a)  Arithmetic average of Ninety-Day Delinquency Ratios for current and two preceding months (line 19(a)(ii), above) exceeds 50.0% of
              the Senior Enhancement Percentage, or                                                                      0.00%
                                                                                                               ---------------

         (b)  Cumulative Realized Losses as a percentage of Cut-off Date Pool
              Principal Balance (line 19(b)(ii), above) exceeds 1.95% from
              July, 2000 through June, 2001 Payment Dates, 2.70% from July,
              2001 through June, 2002 Payment Dates, 4.65% from July, 2002 through June, 2003 Payment Dates, 5.50% from July, 2003 through
              June, 2004 Payment Dates, 5.75% from July, 2004 through June,
              2007 Payment Dates, and
              6.25% thereafter.                                                                                          0.00%
                                                                                                               ---------------

         (c)  Realized Losses as a percentage of Pool Scheduled Principal
              Balance at beginning of 12 month period (line 19(c)(ii), above), equals or exceeds 1.25% from July, 2002 through June, 2003
              Payment Dates, 2.75% from July, 2003 through June, 2004 Payment
              Dates, 3.25% from July, 2004 through June, 2006 Payment Dates,
              2.25% from July, 2006 through June, 2007 Payment Dates, and
              1.25% thereafter.                                                                                          0.00%
                                                                                                               ---------------

Class A Certificates
--------------------

   21.   Amount Available less all preceding distributions                                                     $ 10,362,472.01
                                                                                                               ---------------

         Principal

   22.   Class A Formula Principal Distribution Amount:

         (a)  Class AB-1                                                                                       $  9,949,492.29
                                                                                                               ---------------
         (b)  Class AB-2                                                                                       $          0.00
                                                                                                               ---------------
         (c)  Class AB-3                                                                                       $          0.00
                                                                                                               ---------------
         (d)  Class AB-4                                                                                       $          0.00
                                                                                                               ---------------
         (e)  Class AB-5                                                                                       $          0.00
                                                                                                               ---------------

   23.   Class A Principal Balance:

         (a)  Class AB-1                                                                                       $332,468,171.93
                                                                                                               ---------------
         (b)  Class AB-2                                                                                       $ 74,000,000.00
                                                                                                               ---------------
         (c)  Class AB-3                                                                                       $226,000,000.00
                                                                                                               ---------------
         (d)  Class AB-4                                                                                       $141,000,000.00
                                                                                                               ---------------
         (e)  Class AB-5                                                                                       $138,000,000.00
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 5
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

   24.   Amount, if any, by which Class A Formula Principal Distribution
         Amount exceeds amounts distributed pursuant to item 23, above.                                        $          0.00
                                                                                                               ---------------

   25.   Amount Available less all preceding distributions.                                                    $    412,979.72
                                                                                                               ---------------

   26.   Reimbursement Amount to Certificate Insurer.                                                          $          0.00
                                                                                                               ---------------

Class BB-1 Certificates
-----------------------

   27.   Amount available less all preceding distributions                                                     $    412,979.72
                                                                                                               ---------------

         Principal

   28.   Class BB-1 Principal Distribution                                                                     $          0.00
                                                                                                               ---------------

   29.   Class BB-1 Principal Balance                                                                          $  6,000,000.00
                                                                                                               ---------------

   30.   Amount, if any, by which Class BB-1 Formula Principal Distribution Amount
         exceeds Class BB-1 Principal Distibution Amount                                                       $          0.00
                                                                                                               ---------------

         Liquidation Loss Interest

   31.   Amount applied to Class BB-1 Liquidation Loss Interest Amount                                         $          0.00
                                                                                                               ---------------

   32.   Class BB-1 Liquidation Loss Interest Shortfall                                                        $          0.00
                                                                                                               ---------------

   33.   Amount applied to Unpaid Class BB-1 Liquidation Loss Interest Shortfall                               $          0.00
                                                                                                               ---------------

   34.   Remaining Unpaid Class BB-1 Liquidation Loss Interest Shortfall                                       $          0.00
                                                                                                               ---------------

   35.   Monthly Servicing Fee (if Originator or subsidiary is not Servicer)
         (Portion Not Paid Under (3), Above)                                                                   $          0.00
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 6
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class BB-2 Certificates
-----------------------

   36.   Amount available less all preceding distributions                                                     $    412,979.72
                                                                                                               ---------------

         Principal

   36.   Class BB-2 Principal Distribution                                                                     $          0.00
                                                                                                               ---------------

   37.   Class BB-2 Principal Balance                                                                          $ 59,000,000.00
                                                                                                               ---------------

   38.   Amount, if any, by which Class BB-2 Formula Principal Distribution Amount
         exceeds Class BB-2 Principal Distibution Amount                                                       $          0.00
                                                                                                               ---------------

         Liquidation Loss Interest

   39.   Amount applied to Class BB-2 Liquidation Loss Interest Amount                                         $          0.00
                                                                                                               ---------------

   40.   Class BB-2 Liquidation Loss Interest Shortfall                                                        $          0.00
                                                                                                               ---------------

   41.   Amount applied to Unpaid Class BB-2 Liquidation Loss Interest Shortfall                               $          0.00
                                                                                                               ---------------

   42.   Remaining Unpaid Class BB-2 Liquidation Loss Interest Shortfall                                       $          0.00
                                                                                                               ---------------


Overcollateralization Distribution Amount (on or after July, 2001 Payment Date)

   43.   Class [A-1] [A-2] [A-3] [A-4] [A-5] [B-1]                                                             $          0.00
                                                                                                               ---------------

Servicer
--------

   44.   Monthly Servicing Fee .50% (if Originator or subsidiary is Servicer)                                  $    412,979.72
                                                                                                               ---------------

   45.   Reimbursement for unreimbursed Advances, Liquidation Expenses,
         Maintenance Expenses                                                                                  $          0.00
                                                                                                               ---------------

   46.   Additional Principal Distribution Amount

         (a)  Class A-1                                                                                        $          0.00
                                                                                                               ---------------
         (b)  Class A-2                                                                                        $          0.00
                                                                                                               ---------------
         (c)  Class A-3                                                                                        $          0.00
                                                                                                               ---------------
         (d)  Class A-4                                                                                        $          0.00
                                                                                                               ---------------
         (e)  Class A-5                                                                                        $          0.00
                                                                                                               ---------------
         (f)  Class B-1                                                                                        $          0.00
                                                                                                               ---------------
         (g)  Class B-2                                                                                        $          0.00
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 7
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

   47.   Monthly Servicing Fee (if Originator or subsidiary is not Servicer)
         (Portion Not Paid Under (3), Above)                                                                   $          0.00
                                                                                                               ---------------

Class A and Class B Certificates
--------------------------------

   48.   Pool Scheduled Principal Balance                                                                      $983,569,011.07
                                                                                                               ---------------

   49.   Pool Factor

         (a)  Class A1 Pool Factor                                                                                   .93389936
                                                                                                               ---------------
         (b)  Class A2 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------
         (c)  Class A3 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------
         (d)  Class A4 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------
         (e)  Class A5 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------
         (f)  Class B1 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------
         (g)  Class B2 Pool Factor                                                                                  1.00000000
                                                                                                               ---------------

   50.   Loans Delinquent:

              30-59 days                                                                     96                $  5,652,166.00
                                                                                       --------------          ---------------
              60-89 days                                                                     21                $  1,159,487.00
                                                                                       --------------          ---------------
              90 or more days                                                                 4                $    126,534.00
                                                                                       --------------          ---------------

   51.   Principal Balance of Defaulted Loans                                                                  $          0.00
                                                                                                               ---------------

   52.   Loans granted Extensions

         (a)  Aggregate unpaid principal balance                                                               $          0.00
                                                                                                               ---------------
         (b)  Number                                                                                                         0
                                                                                                               ---------------

   53.   Liquidated Loans

         (a)  Number                                                                                                         0
                                                                                                               ---------------
         (b)  Aggregate unpaid principal balance                                                               $          0.00
                                                                                                               ---------------
         (c)  REO                                                                                              $          0.00
                                                                                                               ---------------
         (d)  Net Liquidation Loss                                                                             $          0.00
                                                                                                               ---------------

   54.   Number of Loans Remaining                                                                                      12,978
                                                                                                               ---------------

   55.   Pre-Funded Amount                                                                                     $213,994,832.95
                                                                                                               ---------------

   56.   Reimbursement of Class C Certificateholder expenses                                                   $          0.00
                                                                                                               ---------------

   57.   Prepayment Charges

         (a)  collected                                                                                        $          0.00
                                                                                                               ---------------
         (b)  waived [identify by Loan]                                                                        $          0.00
                                                                                                               ---------------

   58.   Overcollateralization Amount                                                                          $  7,100,839.14
                                                                                                               ---------------

   59.   Target Overcollateralization Amount                                                                   $ 20,000,000.00
                                                                                                               ---------------

                                       CERTIFICATES FOR HOME EQUITY LOANS 2000-D
                                       MONTHLY REPORT                  July 2000
                                       PAGE 8
                                                      Distribution Date: 8/15/00
                                                       CUSIP# 20846Q DB1 DC9 DD7
                                                                 DE5 DF2 DG0 DH8
                                                         Trust Account: 33382830

Class C Certificate
-------------------

   60.   Class C Distribution Amount                                                                           $          0.00
                                                                                                               ---------------

   61.   Servicer Termination Trigger Event Exists if:                                                         $          0.00
                                                                                                               ---------------

         (a)  Arithmetic average of Ninety-Day Delinquency Ratios for current and two preceding months (line 19(a)(ii) above), exceeds 52.0%
              of the Senior Enhancement Percentage, or                                                                   0.00%
                                                                                                               ---------------

         (b)  Cumulative Realized Losses as a percentage of Cut-off Date Pool
              Principal Balance (line 19(b)(ii), above), exceeds 2.25% from
              July, 2000 through June, 2001 Payment Dates, 3.00% from July,
              2001 through June, 2002 Payment Dates, 4.25% from July, 2002 through June, 2003 Payment Dates, 4.75% from July, 2003 through
              June, 2004 Payment Dates, 5.25% from July, 2004 through June,
              2005 Payment Dates, 6.00% thereafter, or                                                                   0.00%
                                                                                                               ---------------

         (c)  Realized Losses as a percentage of Cut-off Date Pool Scheduled
              Principal Balance (line 19(c)(ii), above), exceeds 1.50% for
              July, 2000 through June, 2002 Payment Dates, 2.00% for July,
              2002 through June, 2003 Payment Dates, 3.00% for July, 2003 through June, 2004 Payment Dates, 3.50% for July, 2004 through
              June, 2006 Payment Dates, 2.50% for July, 2006 through June,
              2007 Payment Dates, 1.50% thereafter                                                                       0.00%
                                                                                                               ---------------